UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of earliest event reported):	June 16, 2006

INCOME OPPORTUNITY REALTY INVESTORS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-14784	75-2615944

(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File No.)	Identification No.)

1755 Wittington Place, Suite 300
Dallas, Texas		75234

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	214-750-5800

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURES

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     (b) Effective June 16, 2006, James D. Canon, III, age 44, Executive Vice President—Multi-Family Construction since April 1, 2006, of Income Opportunity Realty Investors, Inc. (the “Company”) resigned to pursue other opportunities. Mr. Canon held the same position with Transcontinental Realty Investors, Inc. (“TCI”) and American Realty Investors, Inc. (“ARL”), and he has resigned from those entities effective June 16, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly-caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly-authorized.

Dated: July 13, 2006	INCOME OPPORTUNITY REALTY INVESTORS, INC.

	By:	/s/ Steven A. Abney

Steven A. Abney, Executive Vice President, Chief Financial Officer and Acting Principal Executive Officer